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                                                                   Exhibit 99.2

                   Certification of Chief Executive Officer of
                    Robbins & Myers, Inc. in accordance with
                  Section 906 of the Sarbanes-Oxley Act of 2002

I, Gerald L. Connelly, President and Chief Executive Officer of Robbins & Myers, Inc. ("the Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Annual Report on Form 11-K of the Robbins & Myers, Inc. Savings Plan For Union Employees for the period ended December 31, 2002 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

         2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated:  June 30, 2003

                                    /s/ Gerald L. Connelly
                                    --------------------------------------------
                                    Gerald L. Connelly
                                    President and Chief Executive Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN FURNISHED TO ROBBINS & MYERS, INC. AND WILL BE RETAINED BY ROBBINS & MYERS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.